UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2026

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Matawan Rd, Suite 325 Matawan, New Jersey	07747
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (848) 201-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2026, pursuant to a nomination by a stockholder of Apimeds Pharmaceuticals US, Inc., a Delaware corporation (the “Company”), the board of directors of the Company (the “Board”) appointed Sungjoon Chae to serve as Co-Chief Executive Officer of the Company, effective as of such date.

There are no arrangements or understandings between Sungjoon Chae and any other persons pursuant to which he was selected as an officer of the Copany, other than the nomination described above.

There are no family relationships between Sungjoon Chae and any of the Company’s officers and directors.

There are no related party transactions between the Company and Sungjoon Chae that would require disclosure under Item 404(a) of Regulation S-K.

The material terms of Sungjoon Chae’s compensation arrangements have not yet been determined as of the date of this Current Report on Form 8-K and will be disclosed once finalized.

Biographical information for Sungjoon Chae is set forth below:

Sungjoon Chae is an architect and urban designer specializing in large-scale real estate development and urban regeneration. In 2013, he obtained Master of Architecture in Urban Design from Harvard University and has extensive experience in planning and delivering complex, mixed-use and urban-scale projects across South Korea and the United States.

His work focuses on the integration of architecture, urban planning, and real estate strategy, with particular expertise in urban revitalization, site planning, and development-driven design. He has been involved in projects requiring coordination across multiple stakeholders, including developers, investors, public agencies, and design teams, and has contributed to projects from early-stage planning and feasibility through design development and execution.

Mr. Chae brings a practical, implementation-oriented approach to real estate and urban development, aligning design intent with financial viability, regulatory frameworks, and market conditions. His experience spans high-density urban environments and complex redevelopment contexts, where he has led multidisciplinary teams and delivered solutions that balance design quality, operational performance, and long-term asset value.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: May 5, 2026	By:	/s/ Dr. Vin Menon
	Name:	Dr. Vin Menon
	Title:	Chief Executive Officer

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